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ALLIANCE CAPITAL(R)               THE ALLIANCE BOND FUNDS
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Supplement dated January 24, 1996 to Prospectus dated November 1,
1995 of The Alliance Bond Funds.

         The Board of Directors of Alliance Mortgage Strategy Trust, Inc. (the "Fund") has called a Special Meeting of Stockholders for February 22, 1996 (the "Meeting") for the purpose of approving a proposal to change the Fund's investment emphasis from mortgage-related securities to U.S. Government securities, broaden the scope of investments available to the Fund and rename the Fund "Alliance Limited Maturity Government Fund, Inc." If the proposal is approved by the stockholders, the Fund's investment objective will be to seek the highest level of current income, consistent with low volatility of net asset value. The Fund would also have a fundamental policy of investing, under normal circumstances, at least 65% of the value of its total assets in U.S. Government securities, including mortgage-related securities, and repurchase agreements relating to U.S. Government securities.

         In addition to the proposed changes to the Fund's investment objective and fundamental investment policy described above, the proposal contemplates that, with respect to the up to 35% of the Fund's total assets not required to be invested in accordance with the Fund's proposed new fundamental investment policy, the universe of investments available to the Fund be slightly broadened. The most significant change would be to permit the Fund to invest in debt securities that, while not of triple-A quality, are of high quality, including high quality corporate debt securities. The proposal also contemplates that the maturity of the Fund's portfolio securities be limited by requiring that each such security have either a remaining maturity of not more than ten years or a duration not exceeding that of a ten-year treasury note.

         It is expected that, if the proposal is approved by the stockholders, the foregoing changes to the Fund's name and its investment objective and policies will be implemented as soon thereafter as practicable. It is not expected that the Fund would incur significant transaction costs in order to make its asset composition consistent with the new investment objective and policies.

    The Board has fixed January 10, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. Shares acquired after January 10, whether acquired by new investors or existing stockholders, will not be eligible to be voted at the Meeting.



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(R)  This registered mark used under license from the owner,
Alliance Capital Management L.P.


















































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